UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     December 28, 2005
                                                --------------------------------

 J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2005, relating to the
  J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage
                  Pass-Through Certificates, Series 2005-LDP5)
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             (Exact name of registrant as specified in its charter)


        New York                333-126661-04                 13-3789046
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)          Identification No.)


                  270 Park Avenue
                  New York, New York                              10167
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                  (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------



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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP5. On December 28, 2005, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Midland Loan Services, Inc., as master servicer #1, GMAC Commercial Mortgage Corporation, as master servicer #2, Midland Loan Services, Inc., as special servicer and LaSalle Bank National Association, as trustee, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP5 (the "Certificates"), issued in thirty-six classes. The Class A-1, Class A-2FL, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates, with an aggregate scheduled principal balance as of December 28, 2005 of $3,871,750,000, and the Class X-2 Certificates, with an initial notional amount as of December 28, 2005 of $4,112,657,000, were sold to J.P. Morgan Securities Inc., Nomura Securities International, Inc., IXIS Securities North America Inc., PNC Capital Markets LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of December 16, 2005, between the Company and J.P. Morgan Securities Inc., for itself and as representative of the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
------------------                        -----------
(EX-4)                                    Pooling and Servicing Agreement,
                                          dated as of December 1, 2005, among
                                          J.P. Morgan Chase Commercial
                                          Mortgage Securities Corp., Midland
                                          Loan Services, Inc., GMAC
                                          Commercial Mortgage Corporation and
                                          LaSalle Bank National Association.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 11, 2006


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.



                                       By: /s/ Charles Y. Lee
                                           -------------------------------------
                                           Name:   Charles Y. Lee
                                           Title:  Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------
(EX-4)                  Pooling and Servicing                         E
                        Agreement, dated as of
                        December 1, 2005, among J.P.
                        Morgan Chase Commercial
                        Mortgage Securities Corp.,
                        Midland Loan Services, Inc.,
                        GMAC Commercial Mortgage
                        Corporation and LaSalle Bank
                        National Association.